UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

nevada	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

16000 Ventura Blvd. Suite 770, Encino, CA 91436

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NTWK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2025, NetSol Technologies, Inc. (the “Company”) convened its annual meeting of shareholders. The following proposals were submitted to a vote of security holders. Of the total issued and outstanding shares as of April 30, 2025 the record date, 70.70% or 8,279,429 shares voted in this election. Broker non-votes, which are voted in the ratification of appointment of auditors, are present for purposes of establishing a quorum, but are not considered voted in other proposals.

1. Election of Directors

The following were elected directors of the Company to hold office until the next Annual General Meeting of the Shareholders. A total of 7,194,620 shares of common stock cast votes for directors. The following sets forth the tabulation of the shares voted for each director:

Director	For	Against	Abstain	% of Total Voted For *
Najeeb Ghauri	5,351,407	1,840,557	2,656	74.40%
Mark Caton	4,475,131	2,716,433	3,056	62.22%
Malea Farsai	5,362,747	1,829,273	2,600	74.56%
Syed Kausar Kazmi	4,727,098	2,464,823	2,699	65.72%
Ian Smith	5,518,952	1,672,569	3,099	76.74%

2. To approve, on an advisory basis, compensation of the Named Executive Officers:

The shareholders approved on an advisory basis the named executive officer compensation. The following sets forth the tabulation of the shares voting in connection with this proposal.

Total Shares Voted	For	Against	Abstain	% of Total Voted in Favor *

7,194,620	5,202,194	1,928,443	63,983	72.95%

3.. Ratification of Appointment of Auditors:

Fortune CPA, Inc. was appointed as Auditors for the Company for the fiscal year ending June 30, 2025. Ratification of this appointment was sought in this proposal. The following sets forth the tabulation of the shares voting for this matter.

Total Shares Voted	For	Against	Abstain	% of Total Voted in Favor *
8,279,429	7,038,591	1,239,683	1,155	85.02%

4. To approve the amendment of our articles of incorporation to increase the number of authorized shares of capital stock from 15,000,000 to 18,500,000 and common stock of the Company from 14,500,000 to 18,000,000 shares of common stock.

Total Shares Voted	For	Against	Abstain	% of Total Voted in Favor *
7,194,620	5,351,001	1,828,484	15,135	74.53%

5. To approve the adoption of the 2025 Equity Incentive Plan.

Total Shares Voted	For	Against	Abstain	% of Total Voted in Favor *
7,194,620	3,672,082	3,502,358	20,180	51.18%

* Less Abstention/Withheld

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	June 25, 2025	/s/Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	June 25, 2025	/s/ Roger K. Almond
ROGER K. ALMOND
Chief Financial Officer

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